                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 21, 2001

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)

        Colorado                0-27560                    84-1132665
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

            1658 Cole Boulevard, Suite 130, Golden, Colorado 80401
(Address of principal executive offices)                      Zip Code

                                (303) 235-9000
                        (Registrant's telephone number)

Item 7. Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Item 9. Regulation FD Disclosure

We are filing this 8-K to file our press release regarding our acceptance onto the NASDAQ National Market System and our press release announcing $5 million private placement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ACT Teleconferencing, Inc.
                                                     (Registrant)



Date: October 1, 2001                         By: /s/Gavin Thomson
                                                  ----------------------
                                                  Gavin Thomson
                                                  Chief Financial Officer


                                 Exhibit Index

No.    Description
---    ----------------------
(All exhibits are filed electronically)

99.1 Press release dated September 21, 2001 regarding our acceptance onto the NASDAQ National Market System.
99.2 Press release dated October 1, 2001 regarding our securing $5 million in equity financing.

                                       2